UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         April 30, 2008 (April 25, 2008)
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                     0-20632                  43-1175538
(State or other jurisdiction    Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


                 135 NORTH MERAMEC, CLAYTON, MISSOURI     63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                FIRST BANKS, INC.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION  OF
           DIRECTORS;   APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
           ARRANGEMENTS OF CERTAIN OFFICERS...............................   1

SIGNATURE  ...............................................................   2




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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS; ELECTION  OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.


(e) The Board of Directors of First Banks, Inc. ("First Banks" or the "Company") adopted an amended and restated First Banks, Inc. Non-Qualified Deferred Compensation Plan (the "Plan") at the regular meeting of First Banks' Board of Directors held on April 25, 2008. The amendments to the Plan were necessary in order to comply with the enactment of Internal Revenue Code Section 409A, as part of the American Jobs Creation Act of 2004 and the regulations thereunder. The eligibility provisions of the Plan were also amended to further limit participation in the Plan, including increased officer title and base salary and/or recurring commission requirements.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FIRST BANKS, INC.



Date:  April 30, 2008                           By: /s/ Terrance M. McCarthy
                                                    ----------------------------
                                                        Terrance M. McCarthy
                                                        President and
                                                        Chief Executive Officer